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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) November 22, 2002

                       DEUTSCHE MORTGAGE SECURITIES, INC.
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



          Delaware                  333-100675-01              35-4509743
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(STATE OR OTHER JURISDICTION         (COMMISSION            (I.R.S. EMPLOYER
      OF INCORPORATION)             FILE NUMBER)          IDENTIFICATION NO.)
31 W. 52nd Street
New York, NY                                                 10019
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       (ADDRESS OF PRINCIPAL                              (ZIP CODE)
        EXECUTIVE OFFICES)


Registrants telephone number, including area code, is (212) 469-8000


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Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

                  (a)      Not applicable

                  (b)      Not applicable

                  (c)      Exhibits:

                  1. Pooling and Servicing Agreement, dated as of December 1, 2002 among Deutsche Mortgage Securities, Inc., as Depositor, Wells Fargo Bank Minnesota, National Association, as Master Servicer and as Securities Administrator, and Bank One, National Association, as Trustee.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:

                                   DEUTSCHE MORTGAGE SECURITIES, INC.


                                   By: /s/ Steven Katz
                                      ----------------------------------
                                   Name:   Steven Katz
                                   Title:  Vice President

                                   By:    /s/ Eric Londa
                                      ----------------------------------
                                   Name:      Eric Londa
                                   Title:     Vice President



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                                  EXHIBIT INDEX



              Item 601 (a) of          Sequentially
Exhibit       Regulation S-K           Numbered
Number        Exhibit No.              Description                  Page
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1             4                        Pooling and Servicing        5
                                       Agreement



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                                    EXHIBIT 1